UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1.           REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Intermediate
Muni Fund Inc.
(SBI)

SEMI-ANNUAL REPORT

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset Intermediate
	Muni Fund Inc.

Semi-Annual Report • June 30, 2007

What’s
Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	15

	Statement of Operations	16

	Statements of Changes in Net Assets	17

	Financial Highlights	18

	Notes to Financial Statements	19

	Financial Data	24

Fund Objective	Additional Shareholder Information	25
The Fund’s investment objective is to
provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.	Dividend Reinvestment Plan	26

Letter from the Chairman

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for

R. JAY GERKEN, CFA Chairman, President and	second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.
Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006 — the 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters....Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated....In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. After falling during the first three months of the year, yields moved steadily higher over much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th — their highest rate in five years. In contrast, the yield on the 10-year Treasury was 4.65% at the end of March 2007. After their highs in mid-June, yields then trended somewhat lower during the reporting period, as

Western Asset Intermediate Muni Fund Inc.        I

concerns regarding the subprime mortgage market triggered a flight to quality. As of June 30, 2007, the yields on two- and 10-year Treasuries were 4.87% and 5.03%, respectively.

The municipal bond market lagged its taxable bond counterparts over the six months ended June 30, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 0.14% and 0.98%, respectively.

Performance Review

For the six months ended June 30, 2007, the Western Asset Intermediate Muni Fund Inc. returned 0.44% based on its net asset value (“NAV”)vi and 1.75% based on its American Stock Exchange (“AMEX”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 0.14% for the same time frame. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averagevii decreased 0.57%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the six-month period, the Fund made distributions to shareholders totaling $0.21 per share. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2007. Past performance is no guarantee of future results.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

Performance Snapshot as of June 30, 2007 (unaudited)

Six-Month
Price Per Share	Total Return
$9.58 (NAV)	0.44%
$8.95 (Market Price)	1.75%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

II        Western Asset Intermediate Muni Fund Inc.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments. Effective June 1, 2007, the Fund may use a variety of derivative instruments for investment purposes as well as for hedging or risk-management purposes. Previously, the Fund had been limited to the use of derivative instruments for hedging and risk-management purposes only. The use of derivative instruments for investment as well as hedging purposes is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Prior to October 9, 2006, the Fund was known as Intermediate Muni Fund, Inc.

Looking for Additional Information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call
1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Intermediate Muni Fund Inc.        III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 27, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds, known as “junk bonds,” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

IV        Western Asset Intermediate Muni Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

*

A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a prerefunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        1

Schedule of Investments (June 30, 2007) (unaudited)

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

Face
Amount	Security	Value
MUNICIPAL BONDS — 97.3%
Alabama — 3.0%
$3,000,000	Alabama State Public School & College Authority, FSA-Insured, 5.125% due 11/1/15	$3,085,590
1,225,000	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC-Insured, 5.000% due 6/1/20	1,274,233
94,127	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08 (a)	96,061
1,000,000	Saraland, AL, GO, MBIA-Insured, 5.250% due 1/1/15	1,050,700
	Total Alabama	5,506,584
Alaska — 1.6%
1,000,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (b)	1,065,670
500,000	Anchorage, AK, GO, Refunding, FGIC-Insured, 6.000% due 10/1/14	559,945
1,250,000	North Slope Boro, AK, Refunding, Series A, MBIA-Insured, 5.000% due 6/30/15	1,324,200
	Total Alaska	2,949,815
Arizona — 0.3%
	Maricopa County, AZ, Hospital Revenue:
15,000	Samaritan Health Service, 7.625% due 1/1/08 (a)	15,280
444,000	St. Lukes Medical Center, 8.750% due 2/1/10 (a)	475,213
	Total Arizona	490,493
Arkansas — 1.5%
1,500,000	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.000% due 2/1/15 (c)	1,610,415
1,000,000	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (b)	1,067,720
	Total Arkansas	2,678,135
California — 4.8%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20	1,544,190
3,000,000	California State Economic Recovery, GO, Series A, 5.000% due 7/1/17	3,108,480
10,000	Loma Linda, CA, Community Hospital Corp. Revenue, First Mortgage, 8.000% due 12/1/08 (a)	10,548
	Los Angeles, CA:
905,000	COP, Hollywood Presbyterian Medical Center, INDLC-Insured, 9.625% due 7/1/13 (a)	1,050,090

See Notes to Financial Statements.

2        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
California — 4.8% (continued)
$1,000,000	Union School District, Series A, MBIA-Insured, Call 7/1/13 @ 100, 5.375% due 7/1/18 (c)	$1,075,340
1,450,000	Morgan Hill, CA, USD, FGIC-Insured, Call 8/1/10 @ 101, 5.750% due 8/1/17 (c)	1,544,569
290,000	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines, Inc., 8.000% due 7/1/13 (a)	322,970
90,000	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (a)	105,242
	Total California	8,761,429
Colorado — 5.3%
1,860,000	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC-Insured, 5.500% due 12/1/20	1,941,301
	Colorado Educational & Cultural Facilities Authority Revenue Charter School:
1,000,000	Bromley East Project, Series A, Call 9/15/11 @ 100, 7.000% due 9/15/20 (c)	1,112,670
1,155,000	Bromley School Project, XLCA-Insured, 5.125% due 9/15/20	1,222,602
1,350,000	Refunding & Improvement, University Lab School, XLCA-Insured, 5.250% due 6/1/24	1,431,662
500,000	University Lab School Project, Call 6/1/11 @ 100, 6.125% due 6/1/21 (c)	538,980
710,000	Denver, CO, Health & Hospital Authority, Series A, Call 12/01/11 @ 100, 6.250% due 12/1/16 (c)	772,416
1,765,000	Pueblo, CO, Bridge Waterworks Water Revenue, Improvement Series A, FSA-Insured, Call 11/1/10 @ 100, 6.000% due 11/1/14 (c)	1,879,901
750,000	SBC Metropolitan District, CO, GO, ACA-Insured, 5.000% due 12/1/25	758,175
	Total Colorado	9,657,707
Connecticut — 2.3%
2,000,000	Connecticut State HEFA Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21	2,128,460
1,855,000	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, Series A, ACA-Insured, 6.375% due 7/1/12 (b)	1,974,443
	Total Connecticut	4,102,903
Florida — 4.1%
150,000	Lee County, FL, Southwest Florida Regional Airport Revenue, MBIA-Insured, 8.625% due 10/1/09 (a)	158,168
3,250,000	Lee, FL, Memorial Health System, Hospital Revenue, Series A, FSA-Insured, 5.750% due 4/1/14 (d)	3,471,390
1,305,000	Old Palm Community Development District, FL, Palm Beach Gardens, Series B, 5.375% due 5/1/14	1,302,468
	Orange County, FL, Health Facilities Authority Revenue:
505,000	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	534,295
1,500,000	Hospital Adventist Health Systems, Call 11/15/12 @ 100, 6.250% due 11/15/24 (c)	1,654,470
360,000	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09 (a)	380,160
	Total Florida	7,500,951

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        3

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Georgia — 6.3%
$970,000	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC-Insured, 5.250% due 12/1/23	$1,018,277
650,000	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, Series A, 6.000% due 1/1/17	685,321
	Fulton County, GA, Development Authority Revenue, Morehouse College Project, AMBAC-Insured:
340,000	5.000% due 12/1/18	362,134
560,000	5.000% due 12/1/19	594,518
635,000	5.000% due 12/1/20	672,497
1,000,000	Gainesville, GA, Water & Sewer Revenue, FSA-Insured, Call 11/15/11 @ 100, 5.375% due 11/15/20 (c)	1,057,350
	Georgia Municipal Electric Authority:
3,000,000	Power Revenue, Refunding, Series A, FSA-Insured, 5.000% due 1/1/18 (d)	3,113,580
500,000	Power System Revenue, Series X, 6.500% due 1/1/12	526,135
1,000,000	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC-Insured, 5.000% due 1/1/21	1,043,110
2,120,000	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, Series E, 7.000% due 7/1/11 (a)	2,305,797
	Total Georgia	11,378,719
Illinois — 4.1%
535,000	Bourbonnais, IL, Industrial Development Revenue, Refunding, Kmart Corp. Project, 6.600% due 10/1/06 (e)	10,700
1,500,000	Chicago, IL, O’Hare International Airport, Revenue, Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (b)	1,611,480
1,000,000	Cicero, IL, Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/21	1,055,030
970,000	Glendale Heights, IL, Hospital Revenue, Refunding, Glendale Heights Project, Series B, 7.100% due 12/1/15 (a)	1,091,657
700,000	Harvey, IL, GO, Radian-Insured, 6.700% due 2/1/09	701,456
430,000	Illinois Development Finance Authority, Chicago Charter School Foundation Project A, 5.250% due 12/1/12 (a)	446,976
355,000	Illinois Health Facilities Authority Revenue, Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (a)	382,172
1,310,000	Kane County, IL, GO, FGIC-Insured, 5.500% due 1/1/14	1,386,557
270,000	Mount Veron, IL, Elderly Housing Corp., First Lien Revenue, 7.875% due 4/1/08	270,826
1,000,000	Will County, IL, GO, School District North 122 New Lenox, Capital Appreciation Refunding School, Series D, FSA-Insured, zero coupon bond to yield 5.188% due 11/1/24	443,440
	Total Illinois	7,400,294
Indiana — 0.6%
800,000	Ball State University, Indiana University Revenue, Student Fee, Series K, FGIC-Insured, 5.750% due 7/1/20	851,592
185,000	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10 (a)	198,536
	Total Indiana	1,050,128

See Notes to Financial Statements.

4        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Iowa — 1.1%
$1,000,000	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	$1,053,570
835,000	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (a)	967,047
	Total Iowa	2,020,617
Kansas — 1.8%
1,000,000	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light Project, Refunding, 4.750% due 10/1/07 (g)(f)	1,001,010
2,245,000	Johnson County, KS, Union School District, Series A, Call 10/1/09 @ 100, 5.125% due 10/1/20 (c)	2,307,164
	Total Kansas	3,308,174
Louisiana — 1.2%
245,000	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna-Insured, 8.000% due 5/15/12 (a)	270,149
1,690,000	Monroe, LA, Sales & Use Tax Revenue, FGIC-Insured, Call 7/1/12 @ 102, 5.625% due 7/1/25 (c)	1,819,285
	Total Louisiana	2,089,434
Maryland — 1.8%
1,000,000	Maryland State Health & Higher EFA Revenue, Refunding, Mercy Medical Center, FSA-Insured, 6.500% due 7/1/13	1,077,800
2,000,000	Montgomery County, MD, GO, 5.250% due 10/1/14	2,119,000
	Total Maryland	3,196,800
Massachusetts — 4.9%
485,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (a)	516,370
1,130,000	Lancaster, MA, GO, AMBAC-Insured, 5.375% due 4/15/17	1,203,710
	Massachusetts State DFA Revenue:
500,000	Curry College, Series A, ACA-Insured, 6.000% due 3/1/20	518,800
370,000	VOA Concord, Series A, GNMA-Collateralized, Call 10/20/11 @ 105, 6.700% due 10/20/21 (c)	425,740
	Massachusetts State HEFA Revenue:
	Caritas Christi Obligation, Series B:
2,000,000	6.500% due 7/1/12	2,158,060
835,000	6.750% due 7/1/16	924,011
1,000,000	Milford-Whitinsville Regional Hospital, Series D, Call 7/15/12 @ 101, 6.500% due 7/15/23 (c)	1,118,120
980,000	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30 (c)	1,054,196
995,000	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17 (b)	1,022,333
	Total Massachusetts	8,941,340

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Michigan — 4.3%
$1,775,000	Carrier Creek, MI, Drain District No. 326, AMBAC-Insured, 5.000% due 6/1/24	$1,842,983
1,000,000	Jenison, MI, Public Schools GO, Building and Site, FGIC-Insured, 5.500% due 5/1/20	1,063,780
1,000,000	Memphis, MI, Community Schools GO, Call 5/1/09 @ 100, 5.150% due 5/1/19 (c)	1,022,610
1,000,000	Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.500% due 11/1/18	1,051,060
	Michigan State, Hospital Finance Authority Revenue, Refunding, Hospital Sparrow Obligated:
500,000	5.000% due 11/15/12	516,815
1,190,000	5.000% due 11/15/14	1,233,661
1,000,000	Walled Lake, MI, Consolidated School District, MBIA-Insured, 5.000% due 5/1/22	1,034,600
	Total Michigan	7,765,509
Missouri — 1.6%
1,000,000	Hazelwood, MO, School District, Missouri Direct Deposit Program, Series A, FGIC-Insured, 5.000% due 3/1/23	1,037,270
405,000	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11 (a)	430,025
1,000,000	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Control, State Revolving Funds Program, Series C, 5.250% due 7/1/18	1,091,660
25,000	Missouri State Housing Development Community Mortgage Revenue, Series C, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (b)	25,372
290,000	Nevada, MO, Waterworks Systems Revenue, AMBAC-Insured, 10.000% due 10/1/10 (a)	321,497
	Total Missouri	2,905,824
Nebraska — 1.2%
	NebHELP Inc., Nebraska Revenue:
1,200,000	Series A-5A, MBIA-Insured, 6.200% due 6/1/13 (b)	1,215,288
1,000,000	Series A-6, MBIA-Insured, 6.450% due 6/1/18 (b)	1,045,950
	Total Nebraska	2,261,238
Nevada — 0.3%
535,000	Henderson, NV, Health Care Facilities Revenue, Unrefunded Balance, Catholic West, Series A, 6.200% due 7/1/09	551,451
New Hampshire — 0.5%
815,000	New Hampshire HEFA, Covenant Healthcare System, 6.500% due 7/1/17	887,258
New Jersey — 0.1%
130,000	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13 (a)	150,203

See Notes to Financial Statements.

6         Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
New Mexico — 1.5%
$1,100,000	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC-Insured, 5.250% due 10/1/18	$1,195,359
1,415,000	New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, Series A, MBIA-Insured, 5.000% due 6/15/19	1,485,722
	Total New Mexico	2,681,081
New York — 3.7%
730,000	New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	742,337
1,760,000	New York State Dormitory Authority Revenue, Mental Health Services Facilities, 5.000% due 2/15/18	1,841,506
2,000,000	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, Series B, AMBAC-Insured, 5.000% due 4/1/21	2,094,720
2,000,000	Tobacco Settlement Financing Corp., New York, Asset-Backed, Series C-1, 5.500% due 6/1/14	2,052,960
	Total New York	6,731,523
North Carolina — 1.2%
9,000	Charlotte North Carolina Mortgage Revenue, Refunding, Double Oaks Apartments, Series A, FNMA-Collateralized, 7.300% due 11/15/07	8,992
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series D, 6.450% due 1/1/14	1,062,390
925,000	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, 10.500% due 1/1/10 (a)	1,010,211
	Total North Carolina	2,081,593
Ohio — 6.6%
1,370,000	Cleveland, OH, Waterworks Revenue, Series K, Call 1/1/12 @ 100, 5.250% due 1/1/21 (c)	1,440,295
970,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	1,001,186
1,855,000	Highland, OH, Local School District, School Improvement, FSA-Insured, Call 12/1/11 @ 100, 5.750% due 12/1/19 (c)	1,990,285
1,000,000	Kettering, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/1/19	1,045,890
	Lake County, OH, Hospital Improvement Revenue:
165,000	Lake County Memorial Hospital Project, 8.625% due 11/1/09 (a)	174,426
95,000	Ridgecliff Hospital Project, 8.000% due 10/1/09 (a)	99,425
	Ohio State:
1,500,000	Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	1,526,295
3,010,000	GO, Conservation Project, Series A, 5.250% due 9/1/13 (d)	3,142,861
	Water Development Authority Revenue:
1,280,000	Refunding, Safe Water Service, 9.375% due 12/1/10 (a)(h)	1,373,466
175,000	Safe Water, Series 3, 9.000% due 12/1/10 (a)	186,069
	Total Ohio	11,980,198

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        7

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Oklahoma — 0.7%
$165,000	Tulsa, OK, Housing Assistance Corp. MFH Revenue, 7.250% due 10/1/07 (b)	$165,488
	Tulsa, OK, Municipal Airport Trust Revenue, Refunding, American Airlines, Series B:
500,000	5.650% due 12/1/08 (b)(f)(g)	504,670
500,000	6.000% due 12/1/08 (b)(f)(g)	507,965
	Total Oklahoma	1,178,123
Oregon — 1.0%
645,000	Klamath Falls, OR, International Community Hospital Authority Revenue, Merle West Medical Center Project, 8.000% due 9/1/08 (a)	660,757
1,035,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12 (b)	1,069,290
	Total Oregon	1,730,047
Pennsylvania — 5.5%
630,000	Conneaut, PA, School District GO, AMBAC-Insured, 9.500% due 5/1/12 (a)	706,936
1,000,000	Harrisburg, PA, Parking Authority Parking Revenue, FSA-Insured, 5.500% due 5/15/20	1,059,270
1,365,000	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian-Insured, 5.500% due 7/1/19	1,434,724
1,000,000	Pennsylvania State IDA Revenue, Economic Development, AMBAC-Insured, 5.500% due 7/1/21	1,071,220
1,000,000	Philadelphia, PA, Gas Works Revenue, 7th Series-1998, General Ordinance, AMBAC-Insured, 5.000% due 10/1/17	1,064,240
30,000	Philadelphia, PA, Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08 (a)	30,428
1,000,000	Philadelphia, PA, School District, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/23 (c)	1,062,510
2,000,000	Philadelphia, PA, Water & Wastewater, Series B, FGIC-Insured, 5.250% due 11/1/14	2,119,640
1,350,000	Pittsburgh, PA, School District GO, FSA-Insured, 5.375% due 9/1/16	1,478,061
	Total Pennsylvania	10,027,029
Rhode Island — 0.6%
1,000,000	Central Falls, RI, GO, Radian-Insured, 5.875% due 5/15/15	1,049,800
South Carolina — 3.3%
50,000	Anderson County, SC, Hospital Facilities Revenue, 7.125% due 8/1/07 (a)	50,120
1,445,000	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,515,848
	Greenville County, SC, School District Installment Purchase, Revenue, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101:
2,000,000	5.875% due 12/1/19 (c)	2,195,720
2,000,000	6.000% due 12/1/21 (c)	2,207,760
	Total South Carolina	5,969,448

See Notes to Financial Statements.

8        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
South Dakota — 1.4%
$2,400,000	Minnehana County, SD, GO, Limited Tax Certificates, Call 12/1/10 @ 100, 5.625% due 12/1/20 (c)	$2,518,248
Tennessee — 0.4%
385,000	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12 (a)	410,518
260,000	McMinnville, TN, Housing Authority Revenue, Refunding First Mortgage Beersheba Heights, 6.000% due 10/1/09	264,022
	Total Tennessee	674,540
Texas — 13.2%
5,140,000	Austin Texas Electric Utility System Revenue, Refunding, Series A, AMBAC-Insured, 5.000% due 11/15/19 (d)	5,406,509
2,000,000	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10	2,135,120
2,000,000	Dallas, TX, Area Rapid Transit Sales Tax Revenue, Senior Lien, AMBAC-Insured, Call 12/1/11 @ 100, 5.375% due 12/1/16 (c)	2,113,300
	Dallas-Fort Worth, TX:
1,500,000	International Airport Facility, Improvement Corp. Revenue, Refunding, American Airlines, Series C, 6.150% due 11/1/07 (b)(e)(f)	1,507,005
1,000,000	International Airport Revenue, Refunding, Series B, FSA-Insured, 5.500% due 11/1/20 (b)	1,061,090
	El Paso County, TX, Housing Finance Corp.:
265,000	La Plaza Apartments, Subordinated Series C, 8.000% due 7/1/30	273,975
360,000	MFH Revenue, Series A, American Village Communities, 6.250% due 12/1/24	375,700
	El Paso, TX, Water & Sewer Revenue, Refunding & Improvement, Series A, FSA-Insured:
45,000	6.000% due 3/1/15	48,686
955,000	Call 3/1/12 @ 100, 6.000% due 3/1/15 (c)	1,034,504
2,000,000	Fort Worth, TX, Water & Sewer Revenue, Call 2/15/12 @ 100, 5.625% due 2/15/17 (c)	2,132,060
1,000,000	Harris County, TX, Hospital District Revenue, MBIA-Insured, 6.000% due 2/15/15	1,056,110
5,000,000	Houston, TX Independent School District, GO, Refunding Ltd., Tax Series A, PSF-GTD, 5.000% due 8/15/17 (d)	5,305,400
1,000,000	Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC-Insured, Call 10/1/12 @ 100, 5.500% due 10/1/19 (c)	1,069,220
230,000	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10 (a)	253,941
175,000	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS Series C-2, GNMA/FNMA/FHLMC-Collateralized, 9.612% due 7/19/07 (b)(i)	177,243
	Total Texas	23,949,863

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        9

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Utah — 1.8%
$1,580,000	Salt Lake & Sandy, UT, Metropolitan Water District Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/24	$1,646,502
	Spanish Fork City, UT, Water Revenue, FSA-Insured:
1,135,000	5.500% due 6/1/16	1,209,070
350,000	Call 6/1/12 @ 100, 5.500% due 6/1/16 (c)	373,321
	Total Utah	3,228,893
Washington — 2.5%
1,000,000	Clark County, WA, School District No. 117 Camas, GO, FSA-Insured, 5.000% due 12/1/18	1,060,780
1,250,000	Cowlitz County, WA, School District, No. 122 Longview, FSA-Insured, Call 12/1/11 @ 100, 5.500% due 12/1/19 (c)	1,327,075
2,000,000	Energy Northwest Washington Electric Revenue, Project No. 3, Series A, FSA-Insured, 5.500% due 7/1/18	2,118,320
	Total Washington	4,506,175
West Virginia — 0.0%
70,000	Cabell Putnam & Wayne Counties, WV, Single - Family Residence Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10 (a)	73,175
Wisconsin — 1.2%
2,000,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, Series A, 6.000% due 11/1/21 (b)	2,104,140
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $173,102,316)	176,038,882
SHORT-TERM INVESTMENTS — 2.7%
Colorado — 0.6%
	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation Bond Program:
900,000	Series A-7, LOC-Bank of America, 3.860%, 7/2/07 (j)	900,000
200,000	Series D-1, LOC-JPMorgan Chase, 3.860%, 7/2/07 (j)	200,000
	Total Colorado	1,100,000
Massachusetts — 0.2%
400,000	Massachusetts State, GO, Consolidated Loan, Series A, SPA-Dexia Credit Local, 3.900%, 7/2/07 (j)	400,000
Texas — 0.9%
	Harris County, TX, Health Facilities Development Corp. Revenue:
1,300,000	Refunding, Methodist Hospital Systems, Series A, 3.850%, 7/2/07 (j)	1,300,000
300,000	St. Luke’s Episcopal Hospital, Series B, SPA-Northern Trust, Bayerische Landesbank, Bank of America, JPMorgan Chase, 3.850%, 7/2/07 (j)	300,000
	Total Texas	1,600,000

See Notes to Financial Statements.

10        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Oregon — 1.0%
$1,700,000	Oregon State GO, Series 73F, SPA-Bayerische Landesbank, 3.740%, 7/4/07 (j)	$1,700,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,800,000)	4,800,000

	TOTAL INVESTMENTS — 100.0% (Cost — $177,902,316#)	$180,838,882

(a)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is segregated for open futures contracts.
(e)	Security is currently in default.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.
(g)	Maturity date shown represents the mandatory tender date.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(i)	Residual interest bonds coupon varies inversely with level of short-term tax-exempt interest rates.
(j)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA – American Capital Assurance

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

DFA – Development Finance Agency

EFA – Educational Facilities Authority

FGIC – Financial Guaranty Insurance Company

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

GTD – Guaranteed

HEFA – Health & Educational Facilities Authority

IDA – Industrial Development Authority

INDLC – Industrial Indemnity Company

LOC – Letter of Credit

MBIA – Municipal Bond Investors Assurance Corporation

MFH – Multi-Family Housing

PSF – Permanent School Fund

RIBS – Residual Interest Bonds

Radian – Radian Assets Assurance

SPA – Standby Bond Purchase Agreement

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        11

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Summary of Investments by Industry*

Pre-Refunded	20.6%
General Obligation	16.3
Hospitals	12.6
Utilities	10.4
Escrowed to Maturity	7.9
Education	7.9
Transportation	5.7
Pollution Control	4.4
Water & Sewer	2.7
Life Care Systems	2.0
Industrial Development	1.4
Tax Allocation	1.3
Public Facilities	1.2
Tobacco	1.1
Housing: Multi-Family	0.7
Solid Waste	0.6
Miscellanous	3.2
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2007 and are subject to change.

Ratings Table (unaudited)**

S&P/Moodys
AAA/Aaa	58.7%
AA/Aa	15.8
A	5.3
BBB/Baa	8.6
BB/Ba	1.3
B/B	0.6
CCC/Caa	0.8
CC/Ca	0.0
C	0.0
D	0.0
A-1/VMIG1	2.6
NR	6.3
100.0%

** As a percentage of total investments.

See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

12        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        13

Bond Ratings (unaudited) (continued)

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

14        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $177,902,316)	$180,838,882
Interest receivable	2,894,123
Receivable for securities sold	730,000
Receivable from broker — variation margin on open futures contracts	94,999
Prepaid expenses	35,673
Total Assets	184,593,677
LIABILITIES:
Investment management fee payable	83,320
Distributions payable to auction rate cumulative preferred stockholders	27,247
Deferred compensation payable	17,218
Due to custodian	11,141
Directors’ fees payable	3,480
Accrued expenses	38,214
Total Liabilities	180,620
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 4)	50,000,000
Total Net Assets	$134,413,057

NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding; 100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	67,884
Accumulated net realized loss on investments and futures contracts	(10,340,062)
Net unrealized appreciation on investments and futures contracts	3,149,512
Total Net Assets	$134,413,057

Shares Outstanding	14,032,784
Net Asset Value	$9.58

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        15

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$4,530,261

EXPENSES:
Investment management fee (Note 2)	507,895
Auction participation fees (Note 4)	61,167
Shareholder reports	28,740
Legal fees	17,002
Audit and tax	15,701
Transfer agent fees	12,304
Directors’ fees	10,256
Custody fees	2,730
Stock exchange listing fees	2,407
Insurance	2,231
Miscellaneous expenses	5,647
Total Expenses	666,080
Net Investment Income	3,864,181

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	74,460
Futures contracts	715,780
Net Realized Gain	790,240
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,276,583)
Futures contracts	(23,470)
Change in Net Unrealized Appreciation/Depreciation	(3,300,053)
Net Loss on Investments and Futures Contracts	(2,509,813)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 4)	(921,177)
Increase in Net Assets From Operations	$433,191

See Notes to Financial Statements.

16        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited)
and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$3,864,181	$7,924,126
Net realized gain	790,240	644,747
Change in net unrealized appreciation/depreciation	(3,300,053)	696,064
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(921,177)	(1,743,031)
Increase in Net Assets From Operations	433,191	7,521,906
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,946,885)	(6,146,360)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(2,946,885)	(6,146,360)
Increase (Decrease) in Net Assets	(2,513,694)	1,375,546
NET ASSETS:
Beginning of period	136,926,751	135,551,205
End of period*	$134,413,057	$136,926,751

* Includes undistributed net investment income of:	$67,884	$71,765

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        17

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2007(1)		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$9.76		$9.66		$10.02		$10.26		$10.27		$10.21
Income (Loss) From Operations:
Net investment income	0.28		0.56		0.56		0.64		0.68		0.68
Net realized and unrealized gain (loss)	(0.18)		0.10		(0.27)		(0.23)		(0.03)		0.07
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.07)		(0.12)		(0.09)		(0.04)		(0.05)		(0.05)
Total Income From Operations	0.03		0.54		0.20		0.37		0.60		0.70
Underwriting Commissions and Offering Expenses for the Issuance of Municipal Auction Rate Cumulative Preferred Stock	—		—		—		—		—		(0.06)
Distributions Paid to Common Stock Shareholder From:
Net investment income	(0.21)		(0.44)		(0.56)		(0.61)		(0.61)		(0.58)
Total Distributions	(0.21)		(0.44)		(0.56)		(0.61)		(0.61)		(0.58)
Net Asset Value, End of Period	$9.58		$9.76		$9.66		$10.02		$10.26		$10.27
Market Price, End of Period	$8.95		$9.00		$8.60		$9.36		$10.19		$9.56
Total Return, Based on NAV(2)(3)	0.44%		6.17%		2.41%		3.99%		6.22%		6.73%
Total Return, Based on Market Price(3)	1.75%		9.97%		(2.40)%		(2.19)%		13.33%		4.03%
Net Assets, End of Period (millions)	$134		$137		$136		$141		$144		$144
Ratios to Average Net Assets:(4)
Net expenses	0.99	%(5)	1.14	%(6)	1.23	%(7)	1.14	%(7)	1.13	%(7)	1.13	%(7)
Net expenses, excluding interest expense	0.99	(5)	1.03	(6)	1.12		1.07		1.07		1.08
Net investment income	5.72	(5)	5.82		5.89		6.34		6.55		6.59
Portfolio Turnover Rate	10%		7%		18%		32%		21%		49%
Auction Rate Cumulative Preferred Stock:(8)
Total Amount Outstanding (000s)	$50,000		$50,000		$50,000		$50,000		$50,000		$50,000
Asset Coverage Per Share	92,207		93,463		92,776		95,272		96,840		96,942
Involuntary Liquidating Preference Per Share(9)	25,000		25,000		25,000		25,000		25,000		25,000
Average Market Value Per Share(9)	25,000		25,000		25,000		25,000		25,000		25,000

(1)  For the six months ended June 30, 2007 (unaudited).

(2)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)  The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(4)  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

(5)  Annualized.

(6)  Reflects fee waivers and/or expense reimbursements. Without these fee waivers and/or expense reimbursements the ratio for gross expenses and net expenses, excluding interest would have been 1.15% and 1.03%, respectively.

(7)  Ratios for 2002 through 2005 were changed to reflect a correction of an immaterial amount.

(8)  On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.

(9)  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

18        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (“initial margin deposit”). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contracts may not correlate with the changes in the values of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        19

Notes to Financial Statements (unaudited) (continued)

determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Fund’s Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive distributions in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the Fund’s common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s total assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee at an annual rate of 0.55% of the Fund’s average daily net assets, plus the aggregate liquidation value of the Fund’s Preferred Stock.

20        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets. The investment management fee is calculated daily and paid monthly.

LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred fees earn a return based on notional investments selected by the Independent Director. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2007. This change will have no effect on fees previously deferred.

As of June 30, 2007, the Fund had accrued $17,218 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,522,153
Sales	18,754,315

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 4,313,759
Gross unrealized depreciation	(1,377,193)
Net unrealized appreciation	$ 2,936,566

At June 30, 2007, the Fund had the following open futures contracts:

Contracts to Buy:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. 10 Year Treasury Notes	190	9/07	$19,870,648	$20,083,594	$212,946

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        21

Notes to Financial Statements (unaudited) (continued)

4.  Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 3.50% to 3.98% during the six months ended June 30, 2007. At June 30, 2007, the dividend rate was 3.85%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended June 30, 2007, CGM earned $61,167 as a participating broker/dealer.

5.  Capital Loss Carryforward

On December 31, 2006, the Fund had a net capital loss carryforward of $10,858,660 of which $37,522 expires in 2007, $513,580 expires in 2008, $4,046,539 expires in 2010, $569,469 expires in 2011, $3,529,445 expires in 2012, and 2,162,105 expires in 2013. Theses amounts are available to offset any future taxable capital gains.

6.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

22        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

8.  Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Intestate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report        23

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Period	AMEX Closing Price*	Net Asset Value*	Distributions Paid	Reinvestment Price
Fiscal Year 2006
January	$8.74	$9.69	$0.037	$8.78
February	8.91	9.69	0.037	8.87
March	8.80	9.65	0.037	8.92
April	8.57	9.65	0.037	8.69
May	8.56	9.67	0.037	8.69
June	8.48	9.58	0.037	8.52
July	8.64	9.65	0.037	8.55
August	8.82	9.75	0.037	8.99
September	8.90	9.77	0.037	8.95
October	8.85	9.80	0.035	8.94
November	8.95	9.82	0.035	8.92
December	9.00	9.76	0.035	9.01
Fiscal Year 2007
January	9.11	9.69	0.035	9.11
February	9.26	9.79	0.035	9.23
March	9.05	9.74	0.035	9.15
April	9.22	9.72	0.035	9.27
May	9.12	9.65	0.035	9.08
June	8.95	9.58	0.035	8.93
*On the last business day of the month.

24        Western Asset Intermediate Muni Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on April 27, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Nominees	Common Shares Votes For	Preferred Shares Votes For	Common Shares Votes Withheld	Preferred Shares Votes Against
Carol L. Colman	N/A	1,973	N/A	4
Paolo M. Cucchi	12,837,701	1,973	554,224	4
Leslie H. Gelb	12,804,204	1,973	587,731	4

At June 30, 2007, in addition to Carol L. Colman, Paolo M. Cucchi and Leslie H. Gelb, the other Directors of the Fund were as follows:

Daniel P. Cronin

R. Jay Gerken

William R. Hutchinson

Dr. Riordan Roett

Western Asset Intermediate Muni Fund Inc.        25

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

26        Western Asset Intermediate Muni Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Western Asset Intermediate Muni Fund Inc.        27

Western Asset Intermediate
Muni Fund Inc.

DIRECTORS	SUBADVISER
Carol L. Colman	Western Asset Management
Daniel P. Cronin	Company
Paolo M. Cucchi
Leslie H. Gelb	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and Trust
Chairman	Company
William R. Hutchinson	225 Franklin Street
Dr. Riordan Roett	Boston, Massachusetts 02110

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	American Stock Transfer &
President and Chief	Trust Company
Executive Officer	59 Maiden Lane
New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer	AUCTION AGENT
and Treasurer	Deutsche Bank
60 Wall Street
Ted P. Becker	New York, New York 10005
Chief Compliance Officer
INDEPENDENT
Robert I. Frenkel	REGISTERED PUBLIC
Secretary and Chief Legal Officer	ACCOUNTING FIRM
KPMG LLP
Albert Laskaj	345 Park Avenue
Controller	New York, New York 10154

WESTERN ASSET	LEGAL COUNSEL
INTERMEDIATE MUNI	Simpson Thacher &
FUND INC.	Bartlett LLP
125 Broad Street	425 Lexington Avenue
10th Floor, MF-2	New York, New York 10017
New York, New York 10004
AMERICAN STOCK
INVESTMENT MANAGER	EXCHANGE SYMBOL
Legg Mason Partners Fund	SBI
Advisor, LLC

This report is intended only for the shareholders of Western Asset Intermediate Muni Fund Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.leggmason.com/InvestorServices

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

Western Asset Intermediate

Muni Fund Inc.

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market price, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

WASX010074 08/07 SR07-393

ITEM 2.           CODE OF ETHICS.

Not Applicable

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.           Principal Accountant Fees and Services

Not Applicable

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.           SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in

(d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions  Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.           PURCHASES OF EQUITY SECURITIES BY CLOSED–END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.         CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a– 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a–3(b) under the 1940 Act and 15d–15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half–year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.         EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	August 29, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	August 29, 2007